UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 6, 2009

First United Corporation
(Exact name of registrant as specified in its charter)

Maryland	0-14237	52-1380770
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

19 South Second Street, Oakland, Maryland 21550
(Address of principal executive offices) (Zip Code)

(301) 334-9471
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)           Amendment to Bylaws.

On February 6, 2009, First United Corporation amended its Bylaws to exempt certain shares of common stock from the Maryland Control Share Acquisition Act.  A copy of the amendment is attached hereto as Exhibit 3.2.

ITEM 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

The exhibits filed with this report are listed in the Exhibit Index which immediately follows the signatures hereto and which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST UNITED CORPORATION

Dated: February 9, 2009	By:	/s/ Carissa L. Rodeheaver
Carissa L. Rodeheaver
Executive Vice President & CFO

EXHIBIT INDEX

Exhibit
Number	Description

3.2	Second Amendment to Amended and Restated Bylaws (filed herewith).